UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009 (January 14, 2009)

AMERICAN OIL & GAS INC.
 (Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
On January 14, 2008, American Oil & Gas, Inc (the “Company”) granted an aggregate of 427,500 shares of restricted common stock (the “Restricted Shares”) pursuant to the 2006 Stock Incentive Plan to certain employees, officers and directors of the Company.
30,000 of the Restricted Shares were issued to each of C. Scott Hobbs, Nick DeMare and Jon R. Whitney as non-officer, director compensation. Messrs. Hobbs, DeMare and Whitney, are not permitted to transfer two-thirds’ of their respective 30,000 Restricted Shares until they are no longer a member of the board.
An aggregate of 337,500 of the Restricted Shares were granted to certain employees and officers of the Company as compensation for services. These Restricted Shares do not vest until the earlier of January 14, 2014 or a change of control of the Company.
To the extent applicable, the contents of Item 5.02 below are incorporated into this Item 3.02 by reference.
These issuances were granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D and applicable state laws. These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (iii) the grantees received “restricted securities.”
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.
On January 14, 2008, the Board of Directors of the Company authorized the following salary increases, bonus amounts, and restricted stock awards to the named executive officers of the Company:

				Restricted Stock
	2008 Salary	2009 Salary	2009 Bonus	Award
Andrew Calerich (1)	$180,000	$207,000	$50,000	90,000 shares

Joseph B. Feiten (2)	$170,000	$205,700	$50,000	—

Patrick D. O’Brien (3)	$95,000	$142,500	$50,000	82,500 shares

Don Schroeder (4)	$150,000	$180,000	$50,000	—

Peter Loeffler (5)	$165,000	$204,600	$50,000	—

(1)	Mr. Calerich is President and a director of the Company.

(2)	Mr. Feiten is Chief Financial Officer for the Company.

(3)	Mr. O’Brien is Chief Executive Officer and Chairman of the Board of the Company.

(4)	Mr. Schroeder is Vice President of Land for the Company.

(5)	Mr. Loeffler is Vice President of Exploration & Development for the Company.

Item 7.01. Regulation FD Disclosure.
On January 16, 2009, American Oil & Gas Inc., a Nevada corporation, issued a press release entitled “American Oil & Gas Announces Strong Initial Production From Its Sims 7-25 Well at Fetter.” A copy of the press release is furnished herewith as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 Press Release dated January 16, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009	AMERICAN OIL & GAS INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated January 16, 2009

4